Nationwide Life Insurance Company: • Nationwide Variable Account – 4
Prospectus supplement dated June 23, 2009 to
Prospectus dated May 1, 2009

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

1.
Effective May 29, 2009, the Rydex Variable Trust Hedged Equity Fund merged into the Rydex Variable Trust – Multi-Hedge Strategies Fund.  As a result, if any of your contract value was invested in the Rydex Variable Trust Hedged Equity Fund, that contract value will be merged into the Rydex Variable Trust – Multi-Hedge Strategies Fund.  If any portion of your future purchase payments is allocated to the Rydex Variable Trust Hedged Equity Fund, you should re-direct that allocation to another underlying mutual fund available under your contract.

Effective as of the close of trading of the New York Stock Exchange on May 29, 2009, any Dollar Cost Averaging, Systematic Withdrawals, Asset Rebalancing or other administrative program that includes transfers of contract value or allocations to the Rydex Variable Trust Hedged Equity Fund will be updated to reflect the Rydex Variable Trust – Multi-Hedge Strategies Fund.

Effective immediately, all references and information contained in the prospectus for your contract related to the Rydex Variable Trust Hedged Equity Fund are deleted.

2.	Effective June 1, 2009, the investment objective for the Rydex Variable Trust – Multi-Hedge Strategies Fund is revised as follows:

         Investment Objective

The Multi-Hedge Strategies Fund seeks long-term capital appreciation with less risk than traditional equity funds.  The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.